MADE2MANAGE SYSTEMS, INC.
1999 STOCK OPTION PLAN

ARTICLE I

ESTABLISHMENT AND PURPOSE

Section 1.01. Establishment and Term of Plan. Made2Manage Systems, Inc., an Indiana corporation, has established the Made2Manage Systems, Inc. 1999 Stock Option Plan, effective as of April 20, 1999.

Section 1.02. Purpose of the Plan. The Plan is intended to promote the growth of the Company by attracting and motivating key Employees, Directors, Consultants, independent contractors, vendors, suppliers, and other persons providing services to the Company whose efforts are deemed worthy of encouragement through the incentive effects of stock options.

ARTICLE II

DEFINITIONS

When capitalized in this Plan, unless the context otherwise requires:

(a)  "Act" means the Securities Act of 1933, as amended.

(b) "Board of Directors" or "Board" means the Board of Directors of the Company. To the extent that the Board has delegated its authority hereunder to a Committee pursuant to Section 3.01, any reference hereunder to the "Board of Directors" or "Board" shall be deemed a reference to the Committee.

(c) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

(d) "Committee" means the committee, if any, designated by the Board pursuant to Section 3.01.

(e)  "Common Stock" means the common stock of the Company.

(f)  "Company" means Made2Manage Systems, Inc.

(g) "Consultant" means any person who is engaged by the Company or a Parent or Subsidiary to render consulting services.

(h) "Continuous Status" means the absence of any interruption or termination of service as an Employee, Director, Consultant, or other person providing services on a regular basis to the Company or a Parent or Subsidiary. Continuous Status of an Employee shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board, provided that either (i) the leave is for a period not exceeding 90 days or (ii) reemployment upon the expiration of the leave is provided or guaranteed by contract or statute.






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(i)  "Director" means any person serving on the Board.

(j) "Employee" means any person employed as a common law employee by the Company or a Parent or Subsidiary.

(k) "Fair Market Value" means the fair market value of a Share on the applicable date, as determined pursuant to this subsection. If the Common Stock is publicly traded, Fair Market Value as of a date shall be the average of the closing bid and asked prices of a Share on such date, as reported by the market or exchange on which the Common Stock is traded, or if the closing bid and asked prices are not reported, the closing sale price as so reported. If the Common Stock is not traded publicly, the Fair Market Value of a Share shall be determined, in good faith, by the Board, taking into account such factors affecting value as it, in its discretion, deems relevant.

(l) "Incentive Option" means a stock option issued pursuant to the Plan that is intended to satisfy the requirements of Code Section 422.

(m)  "Non-Employee Director" means any Director who is not an Employee.

(n) "Non-Qualified Option" means a stock option issued pursuant to the Plan that is not intended to satisfy the requirements of Code Section 422.

(o) "Option" means a stock option issued pursuant to the Plan. Options may be either Incentive Options or Non-Qualified Options.

(p) "Option Agreement" means the written agreement containing the terms and conditions of an Option.

(q)  "Optioned Shares" means the Shares subject to an Option.

(r)  "Optionee" means a person who receives an Option.

(s) "Parent" means a parent corporation of the Company, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(t) "Plan" means the Made2Manage Systems, Inc. 1999 Stock Option Plan, as amended from time to time.






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(u)  "Retire" or "Retirement" means, with respect to Employee Optionee, that the employment relationship has terminated for a reason other than disability or death either (i) after the Optionee has reached age 65 or (ii), with the consent of the Board, before the Optionee has reached age 65.

(v)  "Share" means a share of Common Stock.

(w) "Subsidiary" means a subsidiary corporation of the Company, whether now or hereafter existing, as defined in Section 424(f) of the Code.

ARTICLE III

ADMINISTRATION

Section 3.01. General Provisions. The Plan shall be administered by the Board; provided, however, the Board may delegate some or all of its responsibilities and authority hereunder to a Committee consisting solely of two or more Non-Employee Directors. The Board shall have full authority to administer the Plan, including authority to construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary or appropriate. The Board may reserve to itself any of the authority granted to the Committee, and it may perform and discharge all of the functions and responsibilities of the Committee at any time that a duly constituted Committee is not appointed and serving.

Section 3.02. Actions of the Board. All actions taken and all interpretations and determinations made in good faith by the Board, including determinations of Fair Market Value, shall be final and binding upon all Optionees, the Company, and all other interested persons. No member of the Board shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan, and all members of the Board shall, in addition to their rights as Directors, be fully protected by the Company with respect to any such action, determination, or interpretation.

Section 3.03. Powers of the Board of Directors. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion, (i) to determine, upon review of the relevant information, the Fair Market Value of the Common Stock; (ii) to determine the persons to whom Options shall be granted, the time or times at which Options shall be granted, the number of Shares to be represented by each Option, and the exercise price per Share; (iii) to interpret the Plan; (iv) to prescribe, amend, and rescind rules and regulations relating to the Plan; (v) to determine whether an Option shall be an Incentive Option or a Non-Qualified Option, to determine the terms and provisions of an Option, and, with the consent of the Optionee, to modify an Option, including reductions in the exercise price thereof; (vi) to accelerate or defer, with the consent of the Optionee, the exercise date of an Option; (vii) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board; and (viii) to make all other determinations deemed necessary or advisable for the administration of the Plan.






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ARTICLE IV

ELIGIBILITY AND PARTICIPATION

Section 4.01. Eligibility. Options may be granted to any Employee, Consultant, Non-Employee Director, independent contractor, vendor, supplier, or other person providing services to the Company or a Parent or Subsidiary whose efforts are deemed worthy of encouragement by the Board; provided, however, an Incentive Option may be granted only to an Employee.

Section 4.02. Participation by Director. Board members who either are eligible for Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of Options pursuant to the Plan, except that no Director shall act on granting an Option to himself or herself; provided, however, a Director may be counted in determining the existence of a quorum at a Board meeting and may be counted as part of an action by unanimous written consent granting an Option to him or her.

Section 4.03.  Automatic Grants to Non-Employee Directors.

(a) Initial Grants. If an individual first becomes a Non-Employee Director after April 19, 1999, he or she shall automatically be granted an Option to purchase 5,000 Shares. Such grant shall be effective as of the date on which the individual becomes a Non-Employee Director.

(b) Annual Grants. Each Non-Employee Director shall automatically be granted an Option to purchase 5,000 Shares on each anniversary of the most recent grant of options to such individual in his or her capacity as a Non-Employee Director provided that he or she is a Non-Employee Director on such anniversary date.

(c)   Date Options  Become  Exercisable.  Unless  otherwise  established  by the
      Board, each Option granted under this Section 4.03 shall be fully exercisable as to all Shares subject to the Option on the effective date of the grant.

(d) Termination of Option. Options granted pursuant to this Section 4.03 shall terminate on the earliest of (i) ten years after the effective date of the grant, (ii) as provided in Article VII, or (iii) such earlier date as required by any other provision of this Plan.

(e) Option Price. The Option price for each Share granted to a Non-Employee Director pursuant to this Section 4.03 shall be its Fair Market Value on the effective date of the grant.





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ARTICLE V

TERMS AND CONDITIONS OF OPTIONS

Section 5.01. Exercise Price. The exercise price of any Option with respect to a Share shall be not less than 100% of the Fair Market Value of a Share on the date of the Option grant. If an Incentive Option is granted to an Optionee who then owns stock possessing more than 10% of the total combined voting power or value of all classes of stock of the Company or a Parent or Subsidiary, the exercise price of such Incentive Option with respect to a Share shall be at least 110% of the Fair Market Value of a Share on the date of the Option grant.

Section 5.02. Consideration. The exercise price shall be paid in full, at the time of exercise, by personal or bank cashier's check or in such other form of lawful consideration as the Board may approve from time to time, including, without limitation, the transfer of outstanding Shares, the withholding of Optioned Shares as provided in Section 7.03, or the Optionee's promissory note in form satisfactory to the Company and bearing interest at a rate of not less than 6% per annum.

Section 5.03. Form of Option Agreement. Each Option shall be evidenced by an Option Agreement specifying the number of Shares that may be purchased upon exercise of the Option and containing such terms and provisions as the Board may determine, subject to the provisions of the Plan.

ARTICLE VI

SHARES OF COMMON STOCK SUBJECT TO PLAN

Section 6.01. Number. The aggregate number of Shares subject to Options that may be granted under the Plan shall be 200,000, adjusted as provided herein. On January 1, 2000, and on each following January 1 while the Plan is in effect, the number of shares reserved for issuance pursuant to the preceding sentence shall be increased by a number equal to 7% of the Base Shares (as defined below), calculated as of the last day of the preceding fiscal year. The number of Base Shares as of a date shall be equal to the sum of (i) the number of shares of Common Stock outstanding on such date and (ii) the number of shares of Common Stock reserved for issuance upon the exercise of options outstanding as of such date. To the extent that any Option granted under the Plan shall expire, terminate unexercised, or for any reason become unexercisable, the Shares subject to the Option shall thereafter be available for future grants under the Plan. The Shares available for issuance pursuant to the Plan may be authorized, unissued, or reacquired Shares.

Section 6.02. Capital Changes. Except as hereinafter provided, no adjustment shall be made in the number of Shares issued to an Optionee, or in any other rights of the Optionee upon exercise of an Option, by reason of any dividend, distribution, or other right granted to shareholders for which the record date precedes the date of exercise of the Option. If any change is made to the shares of Common Stock (whether by reason of a merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure, or otherwise), appropriate adjustments shall be made in (i) the number of Shares subject to Options and the exercise price with respect to such Shares and (ii) the aggregate number of Shares that may be made subject to Options. If any of the foregoing adjustments results in a fractional share, the fraction shall be disregarded, and the Company shall have no obligation to make any cash or other payment with respect to the fractional share.




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ARTICLE VII

EXERCISE OF STOCK OPTIONS

Section 7.01. Time of Exercise. Subject to the provisions of the Plan, including without limitation Section 4.03, Section 7.04, and Article VIII, the Board, in its discretion, shall determine when an Option, or a portion of an Option, shall become exercisable, and when an Option, or a portion of an Option, shall expire; provided, however, (i) an Option shall expire, to the extent not exercised, no later than the tenth anniversary of the grant date, and (ii) an Incentive Option granted to a person who owns shares possessing more than 10% of the total combined voting power or value of all classes of stock of the Company or a Parent or Subsidiary shall expire no later than the fifth anniversary of the grant date.

Section 7.02. Notice of Exercise. An Optionee electing to exercise an Option shall give written notice to the Company, as specified by the Option Agreement, of his or her election to purchase a specified number of Shares. Such notice shall be accompanied by the documents required by the Company and a tender of the exercise price. If the notice of exercise is given by the executor or administrator of a deceased Optionee, or by the person or persons to whom the Option has been transferred by the Optionee's will or the applicable laws of descent and distribution, the Company shall not be required to deliver Shares pursuant to the exercise unless and until the Company is satisfied that the person or persons giving such notice is or are entitled to exercise the Option.

Section 7.03. Exchange of Outstanding Stock or Optioned Shares. As part or full payment for the exercise of an Option, the Board may, in its sole discretion, permit an Optionee to (i) surrender to the Company Shares acquired by the Optionee at least six months before such surrender or (ii) authorize the Company to withhold Optioned Shares. Such surrendered Shares shall be valued at their Fair Market Value on the date of exercise of the Option.

Section 7.04. Termination of Continuous Status. If an Optionee's Continuous Status ends for any reason (other than an Employee or Non-Employee Director Optionee's death or disability or an Employee Optionee's Retirement as provided below), any Option then held by the Optionee or the Optionee's estate, to the extent then exercisable, shall remain exercisable after the termination of Continuous Status for a period of 30 days, beginning on the date of such termination (or such longer period as the Board may allow, either in the form of an Option Agreement or by Board action). If the Option is not exercised during this period, it shall be deemed to have been forfeited and be of no further force or effect. Notwithstanding the foregoing, if the Optionee's relationship with the Company is terminated (i) for "cause" (as hereinafter defined) or (ii) due to his or her expropriation of Company property (including trade secrets or other proprietary rights), the Board may terminate the Option immediately by notice to the Optionee. As used herein, "cause" shall mean that the Optionee has
(i) willfully and intentionally engaged in material misconduct or gross neglect of duties or has been grossly negligent in failing to act, which act or failure has materially and adversely affected the business or affairs of the Company,
(ii) has committed an act of fraud or an act not approved by the Board involving a material conflict of interest or self-dealing adverse to the Company, (iii) has been convicted of a felony or any offense involving moral turpitude, or (iv) has unreasonably failed to comply with any reasonable direction from the Board with respect to a major policy decision affecting the Company.




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Section 7.05.  Retirement.  If an Employee  Optionee  Retires,  the Optionee may
exercise the unexercised portion of any Option, regardless of whether otherwise exercisable on the date of the Optionee's Retirement, at any time or times before the earlier of (i) the end of the original Option term or (ii) 12 months after Retirement. Except as so exercised, the Option shall expire at the end of such period.

Section 7.06. Disability. If an Employee or Non-Employee Director Optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code), the Optionee may exercise the unexercised portion of any Option, regardless of whether otherwise exercisable on the date of the Optionee's disability, at any time or times before the earlier of (i) the end of the original Option term or
(ii) 12 months after the Optionee becomes disabled. Except as so exercised, the Option shall expire at the end of such period.

Section 7.07. Death. If an Employee or Non-Employee Director Optionee dies, the Optionee's executor or administrator or the person(s) to whom the Option is transferred by will or the applicable laws of descent and distribution may exercise the unexercised portion of any Option, regardless of whether otherwise exercisable on the date of the Optionee's death, at any time or times before the earlier of (i) the end of the original Option term or (ii) 12 months after the Optionee's death (or such longer period as the Board may allow), and except as so exercised, the Option shall expire at the end of such period.

Section 7.08. Disposition of Terminated Options. Any Shares subject to Options that have been terminated as provided above shall not thereafter be eligible for purchase by the Optionee, but they shall again be available for grant by the Board to other Optionees.

Section 7.09. Registration of Optioned Shares. The Options shall not be exercisable unless purchase of the Optioned Shares is pursuant to an effective registration statement filed pursuant to the Act, or unless, in the opinion of counsel to the Company, the proposed purchase of the Optioned Shares would be exempt from the registration requirements of the Act.



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ARTICLE VIII

SPECIAL PROVISIONS RELATING TO INCENTIVE OPTIONS

The Company shall not grant Incentive Options to an Optionee to the extent that the aggregate Fair Market Value of the Shares covered by such Incentive Options that are exercisable for the first time by the Optionee during any calendar year, when combined with the aggregate Fair Market Value of all stock covered by incentive stock options (as defined in Code Section 422) granted to the Optionee by the Company or a Parent or Subsidiary that are exercisable for the first time during the same calendar year, exceeds $100,000. Incentive Options shall be granted only to persons who, on the date of grant, are Employees. If the grant of Options pursuant to this Plan causes the $100,000 limitation of this Article to be exceeded for a year, the Options in excess of such amount shall be deemed to be Non-Qualified Options. Whether a particular Option is to be deemed a Non-Qualified Option pursuant to the preceding sentence shall be determined by taking Options into account in the order in which they were granted.

ARTICLE IX

MISCELLANEOUS

Section 9.01. No Contract of Employment. Unless otherwise expressed in a writing signed by an authorized officer of the Company, all Employees are considered to be "at-will employees." Nothing in this Plan shall confer upon any Optionee the right to continue in the employ of the Company or a Parent or Subsidiary, nor shall it limit or restrict the right of the Company or a Parent or Subsidiary to discharge the Optionee at any time, with or without cause.

Section 9.02. No Rights as a Shareholder. An Optionee shall have no rights as a shareholder with respect to any Shares subject to an Option.

Section 9.03. Nontransferability of Options; Death of Optionee. No Option acquired by an Optionee shall be assignable or transferable by the Optionee, other than by will or the laws of descent and distribution, and such Options are exercisable, during the Optionee's lifetime, only by the Optionee. Subject to
Section 7.07, in the event of Optionee's death, the Option may be exercised by the personal representative of the Optionee's estate, or if no personal representative has been appointed, by the successor(s) in interest determined under the Optionee's will or under the applicable laws of descent and distribution.

ARTICLE X

LIQUIDATION OR MERGER OF THE COMPANY

Section 10.01. Liquidation. The Option shall terminate immediately before any dissolution or liquidation of the Company, unless otherwise provided by the Board. The Board, in its discretion, may declare that any Option shall terminate as of a date fixed by the Board, and give each Optionee the right to exercise his or her Option, as to all or any part of the Shares covered by the Option, including Shares as to which the Option would not otherwise be exercisable.




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Section  10.02.  Sale of Assets,  Merger,  or  Consolidation.  In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger or consolidation of the Company with or into another corporation in a transaction in which the Company does not survive, all Options shall vest immediately and may be fully exercised without regard to the normal vesting schedules of the Options; provided, however, that if the Board, determines, after giving due consideration to the effects of any such sale, merger, or consolidation on the Employees, that such immediate vesting is not in the best interests of the Company, the Option shall be assumed or an equivalent Option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. If the Option becomes fully exercisable immediately, the Board shall notify the Optionee that the Option will be fully exercisable for a period of not fewer than 10 nor more than 60 days from the date of notice and, if the Option is not exercised, the Option will terminate upon the expiration of the period and be of no further force or effect.

ARTICLE XI

PLAN AMENDMENT AND TERMINATION

The Board may from time to time amend, suspend, or terminate the Plan, and may make any changes that it deems appropriate; provided, however, no such action shall adversely affect the rights of an Optionee with respect to outstanding Options; and provided further, no such action shall, without the approval of the Company's shareholders, (i) increase the maximum number of Shares that may be made subject to Options (unless necessary to effect the adjustments required by Article VI), (ii) change the limitations on the exercise price or the maximum term of Options, or (iii) materially lessen the requirements for participation in the Plan. No such amendment or termination shall materially adversely affect the rights of any Optionee under any Option previously granted without such Optionee's prior consent.

ARTICLE XII

TAX WITHHOLDING OBLIGATIONS

Section 12.01. General. The Company or a Parent or Subsidiary may take such steps as it deems necessary or appropriate to withhold any taxes that the Company or a Parent or Subsidiary is required by law or regulation to withhold in connection with any Option, including but not limited to (i) requiring the Optionee to pay such tax at the time of exercise, (ii) withholding Shares in accordance with Section 12.02, or (iii), in the Company's sole discretion, canceling the issuance of any portion of the Shares to be issued pursuant to the Option in an amount sufficient to reimburse itself for the amount that it is required to withhold.




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Section  12.02.   Satisfying  Taxes  by  Withholding  Optioned  Shares.   Option
Agreements may, at the discretion of the Board, provide that all taxes required to be withheld or collected from an Optionee upon exercise of an Option may be satisfied by withholding a sufficient number of exercised Optioned Shares which, valued at Fair Market Value on the date of exercise, would be equal to the statutory minimum required tax withholding obligation of the Optionee for the exercise of such Option; provided, however, if the Company is a public reporting corporation, no person who is an "officer" of the Company, as such term is defined in Rule 3b-2 under the Securities Exchange Act of 1934, may elect to have tax withholding obligations satisfied by the withholding of Optioned Shares, unless such election would, in the opinion of Company's counsel, satisfy the requirements of applicable securities laws, including Rule 16b-3 of the Securities Exchange Act of 1934. Such election shall be deemed made upon receipt of notice thereof by an officer of the Company, by mail, personal delivery, or by facsimile message, and shall (unless notice to the contrary is provided to the Company) be operative for all Option exercises during the 12-month period following election.

ARTICLE XIII

EFFECTIVE DATE AND TERM OF PLAN

The Plan is effective as of April 20, 1999. No Options shall be granted more than 10 years after the effective date of the Plan; provided, however, Options outstanding more than 10 years after the effective date of the Plan shall continue to be governed by the provisions of the Plan until exercised or terminated in accordance with the Plan or the respective Option Agreements.

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